UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2017 (October 24, 2017)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

On October 24, 2017, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Saving Time, to discuss results of operations for the three and nine months ended September 30, 2017. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

During the conference call, management referred to non-Generally Accepted Accounting Principles ("GAAP") financial measures that are used by management to provide information useful to investors in understanding Peoples' operating performance and trends, and to facilitate comparisons with the performance of Peoples' peers. The following tables show the differences between the non-GAAP financial measures referred to during the conference call and the most directly comparable GAAP-based financial measures.
NON-GAAP FINANCIAL MEASURES
The following non-GAAP financial measures used by Peoples provide information useful to investors in understanding Peoples' operating performance and trends, and facilitate comparisons with the performance of Peoples' peers. The following tables summarize the non-GAAP financial measures derived from amounts reported in Peoples' consolidated financial statements:

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(in $000’s)	2017	2017	2016	2017	2016

Core non-interest expense:
Total non-interest expense	$26,558	$26,680	$26,842	$80,569	$79,629
Less: System upgrade costs	—	—	423	—	513
Core non-interest expense	$26,558	$26,680	$26,419	$80,569	$79,116

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(in $000’s)	2017	2017	2016	2017	2016

Efficiency ratio:
Total non-interest expense	$26,558	$26,680	$26,842	$80,569	$79,629
Less: Amortization of intangible assets	869	871	1,008	2,603	3,023
Adjusted non-interest expense	$25,689	$25,809	$25,834	$77,966	$76,606

Total fee-based income	$12,610	$13,590	$13,538	39,534	38,959

Net interest income	$29,220	$28,090	$26,123	$84,255	$78,198
Add: Fully tax-equivalent adjustment	460	496	497	1,471	1,508
Net interest income on a fully tax-equivalent basis	$29,680	$28,586	$26,620	$85,726	$79,706

Adjusted revenue	$42,290	$42,176	$40,158	$125,260	$118,665

Efficiency ratio	60.74%	61.19%	64.33%	62.24%	64.56%

Efficiency ratio adjusted for non-core items:
Core non-interest expense	$26,558	$26,680	$26,419	$80,569	$79,116
Less: Amortization of intangible assets	869	871	1,008	2,603	3,023
Adjusted non-interest expense	$25,689	$25,809	$25,411	$77,966	$76,093
Total fee-based income	$12,610	$13,590	$13,538	$39,534	$38,959
Net interest income on a fully tax-equivalent basis	$29,680	$28,586	$26,620	$85,726	$79,706

Adjusted revenue	$42,290	$42,176	$40,158	$125,260	$118,665

Efficiency ratio adjusted for non-core items	60.74%	61.19%	63.28%	62.24%	64.12%

	At or For the Three Months Ended
	September 30,	June 30,	December 31,	September 30,	June 30,
(in $000’s)	2017	2017	2016	2016	2016

Tangible Equity:
Total stockholders' equity	$457,386	$451,353	$443,009	$435,261	$440,637
Less: goodwill and other intangible assets	143,859	144,692	145,505	146,018	147,005
Tangible equity	$313,527	$306,661	$297,504	$289,243	$293,632

Tangible Assets:
Total assets	$3,552,412	$3,525,126	$3,459,276	$3,432,348	$3,363,585
Less: goodwill and other intangible assets	143,859	144,692	145,505	146,018	147,005
Tangible assets	$3,408,553	$3,380,434	$3,313,771	$3,286,330	$3,216,580

Tangible Book Value per Common Share:
Tangible equity	$313,527	$306,661	$297,504	$289,243	$293,632
Common shares outstanding	18,281,194	18,279,036	18,270,508	18,200,067	18,195,986

Tangible book value per common share	$17.15	$16.78	$16.28	$15.89	$16.14

Tangible Equity to Tangible Assets Ratio:
Tangible equity	$313,527	$306,661	$297,504	$289,243	$293,632
Tangible assets	$3,408,553	$3,380,434	$3,313,771	$3,286,330	$3,216,580

Tangible equity to tangible assets	9.20%	9.07%	8.98%	8.80%	9.13%

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(in $000’s)	2017	2017	2016	2017	2016

Pre-Provision Net Revenue:
Income before income taxes	$16,022	$14,180	$11,448	$42,863	$34,538
Add: provision for loan losses	1,086	947	1,146	2,657	2,828
Add: loss on debt extinguishment	—	—	—	—	707
Add: net loss on OREO	—	24	—	24	1
Add: net loss on investment securities	—	—	1	—	—
Add: net loss on other assets	38	—	224	41	316
Less: net gain on OREO	13	—	—	13	—
Less: net gain on investment securities	1,861	18	—	2,219	862
Less: net gain on other assets	—	133	—	133	—
Pre-provision net revenue	$15,272	$15,000	$12,819	$43,220	$37,528

Pre-provision net revenue	$15,272	$15,000	$12,819	$43,220	$37,528
Total average assets	$3,541,220	$3,489,701	$3,324,636	$3,492,772	$3,300,338

Pre-provision net revenue to total average assets (annualized)	1.71%	1.72%	1.53%	1.65%	1.52%

	At or For the Three Months Ended			For the Nine Months Ended
	September 30,	June 30,	September 30,	September 30,
(in $000’s)	2017	2017	2016	2017	2016

Annualized Net Income Excluding Amortization of Other Intangible Assets:
Net income	$10,895	$9,766	$7,792	$29,470	$23,749
Add: amortization of other intangible assets	869	871	1,008	2,603	3,023
Less: tax effect (at 35% tax rate) of amortization of other intangible assets	304	305	353	911	1,058
Net income excluding amortization of other intangible assets	$11,460	$10,332	$8,447	$31,162	$25,714

Days in the period	92	91	92	273	274
Days in the year	365	365	366	365	366
Annualized net income	$43,225	$39,171	$30,999	$39,401	$31,723
Annualized net income excluding amortization of other intangible assets	$45,466	$41,442	$33,604	$41,663	$34,348

Average Tangible Stockholders' Equity:
Total average stockholders' equity	$456,198	$447,399	$438,606	$447,592	$430,769
Less: average goodwill and other intangible assets	144,267	145,052	147,466	144,950	148,482
Average tangible stockholders' equity	$311,931	$302,347	$291,140	$302,642	$282,287

Return on Average Stockholders' Equity Ratio:
Annualized net income	$43,225	$39,171	$30,999	$39,401	$31,723
Average stockholders' equity	$456,198	$447,399	$438,606	$447,592	$430,769

Return on average stockholders' equity	9.47%	8.76%	7.07%	8.80%	7.36%

Return on Average Tangible Stockholders' Equity Ratio:
Annualized net income excluding amortization of other intangible assets	$45,466	$41,442	$33,604	$41,663	$34,348
Average tangible stockholders' equity	$311,931	$302,347	$291,140	$302,642	$282,287

Return on average tangible stockholders' equity	14.58%	13.71%	11.54%	13.77%	12.17%

Item 9.01     Financial Statements and Exhibits

a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	October 30, 2017	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99	Transcript of conference call conducted by management of Peoples Bancorp Inc. on October 24, 2017 to discuss results of operations for the three and nine months ended September 30, 2017.